Principal Funds, Inc.
Supplement dated June 15, 2026
to the Prospectus and Statement of Additional Information
dated December 31, 2025
(as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

MANAGEMENT OF THE FUNDS
On or about June 30, 2026, under The Sub-Advisors section, delete the Fund(s) section for Sub-Advisor: Nuveen Asset Management, LLC and replace with the following:

Fund(s):	a portion of Diversified Real Asset (a portion of the infrastructure strategy)

REDEMPTION OF FUND SHARES
Delete the fifth paragraph and replace with the following:
The agreement for the above-mentioned line of credit is with State Street Bank and Trust Company.

The changes described below are being made to the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD
Independent Board Member Sharmila C. Kassam has changed her name to Sharmila Chatterjee. Accordingly, delete all references to Sharmila C. Kassam and replace with Sharmila Chatterjee.
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